UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 12, 2017

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2017 Annual Shareholders Meeting of Sempra Energy (the “Company”) was held on May 12, 2017. At the Annual Shareholders Meeting, shareholders:
(1) elected for the ensuing year all thirteen of the director nominees listed below;
(2) ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;
(3) adopted the advisory approval of the Company’s executive compensation as reported in the Company’s proxy statement for the Annual Shareholders Meeting; and

(4)	adopted the advisory approval that the Company should conduct future advisory approvals on the Company’s executive compensation every year.
Below are the final voting results.
Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Alan L. Boeckmann	200,623,116	99.65%	709,565	0.35%	479,324	23,122,020
Kathleen L. Brown	200,284,166	99.48%	1,055,822	0.52%	472,017	23,122,020
Andrés Conesa	200,792,576	99.75%	495,373	0.25%	524,056	23,122,020
Maria Contreras-Sweet	200,714,390	99.70%	605,068	0.30%	492,547	23,122,020
Pablo A. Ferrero	200,845,236	99.76%	479,988	0.24%	486,781	23,122,020
William D. Jones	196,715,942	97.72%	4,594,045	2.28%	502,018	23,122,020
Bethany J. Mayer	200,856,899	99.78%	437,871	0.22%	517,235	23,122,020
William G. Ouchi	199,466,106	99.08%	1,850,250	0.92%	495,649	23,122,020
Debra L. Reed	190,109,434	94.59%	10,866,663	5.41%	835,908	23,122,020
William C. Rusnack	197,551,341	98.13%	3,763,997	1.87%	496,667	23,122,020
Lynn Schenk	200,585,649	99.65%	709,159	0.35%	517,197	23,122,020
Jack T. Taylor	200,824,788	99.76%	482,751	0.24%	504,466	23,122,020
James C. Yardley	200,780,559	99.73%	538,373	0.27%	493,073	23,122,020
As previously reported in the Company’s proxy statement for the Annual Shareholders Meeting and in accordance with our retirement policy, William P. Rutledge was not nominated to stand for reelection as a director of the Company. Accordingly, Mr. Rutledge retired as a director of the Company effective upon the adjournment of the Annual Shareholders Meeting.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	222,475,198	99.11%
Votes Against	2,003,764	0.89%
Abstentions	455,063	--

Proposal 3: Advisory Approval of our Executive Compensation

	Votes	% of Votes Cast
Votes For	196,770,593	97.91%
Votes Against	4,193,632	2.09%
Abstentions	847,780	--
Broker Non-Votes	23,122,020	--

Proposal 4: Advisory Approval of how often Shareholders will vote on our Executive Compensation

	Votes	% of Votes Cast
Votes For Every One Year	181,234,385	90.00%
Votes For Every Two Years	500,465	0.25%
Votes For Every Three Years	19,635,465	9.75%
Abstentions	441,690	--
Broker Non-Votes	23,122,020	--

On May 12, 2017, based on the voting results for Proposal 4 and consistent with the Company’s Board of Directors' recommendation in the Company’s proxy statement for the Annual Shareholders Meeting, the Board of Directors determined that the Company will hold a future advisory vote on the Company’s executive compensation every year until the next required vote on the frequency of future advisory votes on the Company’s executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 15, 2017	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Senior Vice President, Controller and Chief Accounting Officer